EXHIBIT 24



                               POWER OF ATTORNEY


               WHEREAS, CVS CORPORATION, a Delaware corporation ("CVS"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to shares of CVS common stock to be issued pursuant to the following stock-based plans of Arbor Drugs, Inc.: the 1996 Stock Option Plan, and the Amended and Restated Stock Option Plan.

               NOW, THEREFORE, the undersigned hereby appoints Charles C. Conaway and Thomas M. Ryan, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do, have done or cause to be done by virtue hereof. This power of Attorney may be executed in several counterparts.

               IN WITNESS WHEREOF, each of the undersigned has executed this POWER OF ATTORNEY.



         Signature
         ---------

 /s/ Stanley P. Goldstein
---------------------------
(Stanley P. Goldstein)

   /s/ Eugene Applebaum
---------------------------
(Eugene Applebaum)

  /s/ Allan J. Bloostein
---------------------------
(Allan J. Bloostein)

    /s/ W. Don Cornwell
---------------------------
(W. Don Cornwell)

   /s/ Thomas P. Gerrity
---------------------------
(Thomas P. Gerrity)

   /s/ William H. Joyce
---------------------------
(William H. Joyce)

  /s/ Terry R. Lautenbach
---------------------------
(Terry R. Lautenbach)

    /s/ Terrence Murray
---------------------------
(Terrence Murray)

    /s/ Sheli Rosenberg
---------------------------
(Sheli Rosenberg)

    /s/ Thomas M. Ryan
---------------------------
(Thomas M. Ryan)

  /s/ Ivan G. Seidenberg
---------------------------
(Ivan G. Seidenberg)

/s/ Patricia Carry Stewart
---------------------------
(Patricia Carry Stewart)

    /s/ Thomas Thorsen
---------------------------
(Thomas Thorsen)

/s/ M. Cabell Woodward, Jr.
---------------------------
(M. Cabell Woodward, Jr.)